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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 26, 2004


                       AMERIQUEST MORTGAGE SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2004, providing for the issuance of
             Asset-Backed Pass-Through Certificates, Series 2004-R8)


                       Ameriquest Mortgage Securities Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)
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
           Delaware                                     333-112203              33-0885129
 ----------------------------------                  ---------------            -------------------------
(State or Other Jurisdiction                         (Commission                (I.R.S. Employer
of Incorporation)                                    File Number)               Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                              92868
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660
                                                     --------------

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                                       -2-




Item 5. Other Events.
        ------------

                  The consolidated financial statements of Financial Security Assurance Inc. ("FSA") and Subsidiaries as of December 31, 2003 and December 31, 2002 and for each of the years in the three-year period ended December 31, 2003, prepared in accordance with accounting principles generally accepted in the United States of America, included as an exhibit to the Annual Report on Form 10-K of Financial Security Assurance Holdings Ltd for the year ended December 31, 2003.

Item 7. Financial Statements, PRO FORMA Financial Information and Exhibits
        ------------------------------------------------------------------

        (a) Financial Statements.
            --------------------

            Not applicable.

        (b) PRO FORMA Financial Information.
            -------------------------------

            Not applicable.

        (c) Exhibits
            --------

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
                                ITEM 601(A) OF
                                REGULATION S-K
  EXHIBIT NO.                   EXHIBIT NO.                     DESCRIPTION
  -----------                   -----------                     -----------
  1                             23                              Consent of PricewaterhouseCoopers LLP,
                                                                independent registered public accounting firm
                                                                of Financial Security Assurance Inc. and
                                                                Subsidiaries.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

Dated: July 26, 2004

                                                    ARGENT SECURITIES INC.

                                                    By: /s/ John P. Grazer
                                                       ---------------------
                                                    Authorized Signatory






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                                       -4-


                                  EXHIBIT INDEX

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
                          Item 601 (a) of                                                       Sequentially
                          Regulation S-K            Exhibit                                     Numbered
Number                    Exhibit No.               Description                                 Page
------                    -----------               -----------                                 ----
  1                             23                  Consent of
                                                    PricewaterhouseCoopers LLP,                  6
                                                    independent registered public
                                                    accounting firm of Financial
                                                    Security Assurance Inc.
                                                    and Subsidiaries
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